Exhibit 10.1

AGREEMENT
This Agreement (this “Agreement”) is made and entered into as of April 18, 2018, by and among comScore, Inc. (the “Company”) and the entities set forth on the signature pages hereto (each of the Company and such other parties, a “Party” to this Agreement, and collectively, the “Parties”).
RECITALS
WHEREAS, the Company and the entities set forth on the signature pages included at Annex A hereto (the “Starboard Agreement Parties” ) are parties to that certain Agreement, dated as of September 28, 2017 (the “Existing Agreement”), which includes certain agreements among the Parties with respect to, among other things, the composition of the Company’s board of directors and other matters;
WHEREAS, the Company and the entities set forth on the signature pages included at Annex B hereto (the “Starboard Financing Parties”) are parties to that certain Registration Rights Agreement, dated as of January 16, 2018 (the “Registration Rights Agreement”); and
WHEREAS, the Parties have agreed to certain amendments or modifications to provisions set forth in the Existing Agreement and the Registration Rights Agreement, as set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:
1.Amendments and Modifications to the Existing Agreement. The Company and the Starboard Agreement Parties hereby acknowledge and agree as follows (capitalized terms used in this Section 1 but not defined herein have the meanings assigned to them in the Existing Agreement):
1.1    The Company has publicly announced that it will hold its Next Annual Meeting on May 30, 2018, which meeting shall satisfy the Company’s obligation under Section 1(h) of the Existing Agreement.
1.2    The Company filed its Audited Financial Statements with the SEC on March 23, 2018, which was prior to the Filing Deadline, and consequently Starboard’s right to the Conditional Independent Appointee has terminated.
1.3    Section 1(a)(viii) of the Existing Agreement is amended to read as follows:
“    (vii). During the period commencing on the date of the Next Annual Meeting through the expiration or termination of the Standstill Period, the Board and all applicable committees of the Board shall take all necessary actions (including with respect to nominations for election at the Next Annual

Meeting) so that the size of the Board is no more than eight (8) directors; provided, however, the Board may be increased during this period solely to accommodate one (1) additional director if required to be designated by a non-Starboard investor as a condition of any Offering (as defined below).”
1.3    At the Next Annual Meeting, the Company’s slate of directors nominated to stand for election shall be as set forth on Exhibit 1 hereto.
1.4    For purposes of the Existing Agreement (as modified hereby), effective as of the Next Annual Meeting, the following members of the Board shall collectively constitute the Independent Appointees: Michelle McKenna Doyle, Dale Fuller, Paul Reilly and Bryan Weiner, and the Parties acknowledge that there is no remaining right to appoint any further individuals to the Board as the Additional Independent Appointee or as the Starboard Appointee.
1.5.    For purposes of the Existing Agreement (as modified hereby), the calculation of Starboard’s Ownership shall be determined based upon the shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934) by Starboard as of the date of any such determination, where the then-outstanding common stock shall be deemed to include any such shares beneficially owned (as so defined) by Starboard at such time that are issuable upon the conversion of certain Notes (subject to the beneficial ownership limitation).
2.    Amendment to the Registration Rights Agreement. The Company and the Starboard Financing Parties hereby agree that the definition of “Initial Filing Deadline” as set forth in the Registration Rights Agreement is hereby amended to read as follows:
“(v)    “Initial Filing Deadline” means June 29, 2018.”

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the Parties as set forth below and on Annexes A and B, all as of the date hereof.

COMSCORE, INC.

By:	/s/ Carol A. DiBattiste
	Name:	Carol A. DiBattiste
	Title:	General Counsel & Chief Compliance, Privacy and People Officer

[Signatures continued on Annexes A and B]

ANNEX A
Starboard Agreement Parties

STARBOARD VALUE LP
By: Starboard Value GP LLC, its general partner
STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
By: Starboard Value LP, its investment manager
STARBOARD VALUE AND OPPORTUNITY S LLC
By: Starboard Value LP, its manager
STARBOARD VALUE GP LLC
By: Starboard Principal Co LP, its member
STARBOARD PRINCIPAL CO LP
By: Starboard Principal Co GP LLC, its general partner
STARBOARD VALUE AND OPPORTUNITY C LP
By: Starboard Value R LP, its general partner
STARBOARD VALUE R LP
By: Starboard Value R GP LLC, its general partner
STARBOARD PRINCIPAL CO GP LLC
STARBOARD VALUE R GP LLC

By:     /s/ Peter A. Feld
Name:     Peter A. Feld
Title: Authorized Signatory

ANNEX B

Starboard Financing Parties

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
By: Starboard Value LP, its investment manager
STARBOARD VALUE AND OPPORTUNITY C LP
By: Starboard Value R LP, its general partner
STARBOARD VALUE AND OPPORTUNITY S LLC
By: Starboard Value LP, its manager
STARBOARD VALUE LP, in its capacity as the investment manager of a certain managed account
By: Starboard Value GP LLC, its general partner

By:     /s/ Peter A. Feld
Name:     Peter A. Feld
Title: Authorized Signatory

EXHIBIT 1

Class I Directors (to serve until the 2020 Annual Meeting)	1. Paul Reilly 2. Jacques Kerrest 3. Michelle McKenna-Doyle
Class II Directors (to serve until the 2021 Annual Meeting)	1. Brent Rosenthal 2. William Livek 3. Bryan Wiener
Class III Directors (to serve until the 2019 Annual Meeting)	1. Dale Fuller 2. *

•
One additional independent, non-employee director, to be recommended by the Nominating and Corporate Governance Committee and nominated by the Board prior to the Company filing its Definitive Proxy Statement for the Next Annual Meeting.